SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT FORM

Pursuant to Section 13 or 15(D) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2005

NewMil Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-16455	06-1186389
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19 Main Street, P.O. Box 600, New Milford, CT	06776
(Address of principal executive offices)	(Zip code)

(860) 355-7600
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

ITEM 8.01 Other Events

In a press release attached to this 8-K as Exhibit 99, the

Company announced that it had been selected to join the new Russell

Microcap Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the

Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEWMIL BANCORP, INC
Registrant

July 27, 2005
/s/Francis J. Wiatr
Francis J. Wiatr
Its: Chairman, President and CEO